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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 24, 2002

                                  QUOVADX, INC.
                                  -------------
                           (FORMERLY XCARE.NET, INC.)
             (Exact name of registrant as specified in its charter)



         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019



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ITEM 5. OTHER EVENTS.

On July 24, 2002, Quovadx, Inc. announced its financial results for the quarter and six month period ended June 30, 2002.

The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.



Exhibit No.       Description

99.1 Press release dated July 24, 2002 entitled "Quovadx Reports Second Quarter Results"



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  QUOVADX, INC.

Date: July 25, 2002




                  By: /s/ Gary T. Scherping
                      -------------------------------------------
                      Gary T. Scherping, Executive Vice
                      President of Finance, Chief Financial
                      Officer (Principal Financial and Accounting
                      Officer) and Assistant Secretary



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
99.1               Press release dated July 24, 2002